Exhibit 77Q(1)

The Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, effective August 1, 2014 is incorporated by reference to exhibit (n)(1) of post-effective amendment No. 50 to the Registration Statement filed on Form Type 485BPOS on January 28, 2015 (Accession No. 0001193125-15-023421).